UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 7, 2022 (April 4, 2022)

Hilton Grand Vacations Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37794	81-2545345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6355 MetroWest Boulevard, Suite 180 Orlando, Florida	32835
(Address of principal executive offices)	(Zip Code)

(407) 613-3100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	HGV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 4, 2022, Hilton Grand Vacations Inc., a Delaware corporation (“HGV”), and Hilton Worldwide Holdings Inc. (“Hilton”), entered into an amendment (the “Amendment”) to the Amended and Restated License Agreement, dated March 10, 2021 (the “A&R License Agreement”), that the parties had entered into in connection with HGV’s acquisition of Dakota Holdings, Inc., a Delaware corporation, and Diamond Resorts International, Inc., a Delaware corporation (collectively, “Diamond”), and the related integration of Diamond’s properties, assets and business into HGV.

The Amendment covers, among other items:

•

a rebranding plan of the majority of the Diamond properties, rooms, and sales facilities into HGV-branded properties, rooms, and sales facilities over a five-year period ending on December 31, 2026, setting forth annual and cumulative target room conversions;

•	escalated royalty fee if the applicable target room conversion is not achieved, which is subject to reverting back to the original royalty fee if HGV catches up to subsequent years’ targets; and

•

certain parameters and conditions related to the offer and sale by HGV of its new “HGV Max” branded product that provides access across legacy HGV and both converted and unconverted Diamond properties.

The Amendment also addresses certain other matters, such as property safety standards that have to be met before the Diamond properties may be converted, disclosure to be made to consumers who gain access to Diamond properties, and Hilton’s right to review HGV’s sales, reservations, and marketing materials and activities related to the HGV Max branded product.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	First Amendment to Amended and Restated License Agreement, dated as of April 4, 2022, between Hilton Grand Vacations Inc. and Hilton Worldwide Holdings Inc.

101	Interactive Data File - XBRL tags are embedded within the Inline XBRL document.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILTON GRAND VACATIONS INC.

By:	/s/ Charles R. Corbin
Charles R. Corbin
Executive Vice President, General Counsel and Secretary

Date: April 7, 2022